UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2006
SOLEXA, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-22570 (Commission File No.)	94-3161073 (IRS Employer Identification No.)
25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 670-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
On January 19, 2006, Solexa, Inc., a Delaware corporation (the “Company”), completed the second and final closing of a private equity placement of approximately $65.00 million pursuant to securities purchase agreements, dated as of November 18, 2005, by and among the Company and the individuals and entities identified on the signature pages thereto (the “Financing”). As part of the second closing of the Financing, the Company sold and issued 6,148,160 shares of common stock at $6.50 per share and warrants to purchase up to 2,151,855 shares of common stock at an exercise price of $7.50 per share. The second closing generated gross proceeds of $39,963,040 in addition to the $25,036,960 received in the first closing of the Financing on November 23, 2005. Approval of the second closing by the Company’s stockholders was obtained at a special meeting of stockholders held on January 17, 2006.
Certain of the Company’s existing stockholders who are affiliated with members of the board of the directors of the Company and who did not participate in the first closing of the Financing, including funds affiliated with Abingworth Management Limited, Amadeus Capital Partners Limited, Oxford Bioscience Partners, and VA Partners, LLC, invested a total of approximately $8.00 million in the second closing.
The sale and issuance of the common stock and warrants at the second closing were exempt from registration in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D of the Securities Act, for transactions by an issuer not involving a public offering. The Company has agreed to file with the Securities and Exchange Commission a resale registration statement relating to the common stock and the common stock issuable upon exercise of the warrants issued in connection with the Financing.
The warrants are exercisable 180 days after issuance and remain exercisable until the 5 year anniversary of issuance. The exercise price of the warrants is subject to certain adjustments as set forth therein. The securities purchase agreements and form of warrants for the Financing are filed as Exhibits 10.69, 10.70, 10.71 and 10.72 hereto and are incorporated herein by reference. The press release announcing the second closing of the Financing is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit
Number	Description
10.69*	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the individuals and entities identified on the signature pages thereto.

10.70*	Form of Warrant.

10.71*	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the purchasers identified on the signature pages thereto.

10.72*	Form of Warrant.

99.1	Press Release, dated January 20, 2006, entitled “Solexa Completes Second Closing of $65 Million Private Equity Financing.”

*	Incorporated by reference to the Company’s Form 8-K, as filed with the Securities and Exchange Commission on November 23, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.
Dated: January 23, 2006	By:	/s/ Linda Rubinstein
Linda Rubinstein
Chief Financial Officer (Principal Financial Officer)

3.

EXHIBIT INDEX

Exhibit
Number	Description
10.69*	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the individuals and entities identified on the signature pages thereto.

10.70*	Form of Warrant.

10.71*	Securities Purchase Agreement, dated November 18, 2005, by and among the Company and the purchasers identified on the signature pages thereto.

10.72*	Form of Warrant.

99.1	Press Release, dated January 20, 2006, entitled “Solexa Completes Second Closing of $65 Million Private Equity Financing.”

*	Incorporated by reference to the Company’s Form 8-K, as filed with the Securities and Exchange Commission on November 23, 2005.

4.